Exhibit 10.76

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 13
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 13 (SA-13), entered into as of November _17__, 2020 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, Customer has [****] to Boeing the [****] by [****], and the [****] for the [****] delivery in Table 1R6 ([****]);
WHEREAS, Customer has [****] to Boeing the [****] in a [****] to [****] for [****];
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.    [****].
Customer and Boeing agree to [****] the [****] of [****] from [****] to [****] pursuant to the terms and conditions in Letter Agreement No. AAL-PA-03735-LA-2002743, entitled “[****]” ([****] Agreement).
PA 03735    SA-13, Page 1
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]

    2.    Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-12 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-13 in the footer to reflect changes made to the Purchase Agreement by this SA-13. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
3.    Tables.
3.1    Table 1R6. Table 1R6, entitled “Base Weight 737-8 Aircraft Delivery, Description, Price, and Advance Payments” referencing SA-12 in the footer is deleted in its entirety and replaced with Table 1R7, entitled “737-8 Aircraft Delivery, Description, Price, and Advance Payments” (attached hereto) referencing SA-13 in the footer (Table 1R7). Table 1R7 is hereby incorporated into the Purchase Agreement in replacement of Table 1R6. [****].
3.2    Table 1-3. Table 1-3, entitled “[****] Aircraft Delivery, Description, Price, and Advance Payments” referencing SA-12 in the footer is deleted in its entirety and replaced with Table 1-3R1, entitled “[****] Aircraft Delivery, Description, Price, and Advance Payments” (attached hereto) referencing SA-13 in the footer (Table 1-3R1). Table 1-3R1 is hereby incorporated into the Purchase Agreement in replacement of Table 1-3. [****].
4.    Miscellaneous.
4.1    The Purchase Agreement is amended as set forth above by the revised Table of Contents, Table 1R7, and Table 1-3R1. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
4.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements “Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2” or “Table 1(R4) and Table 1-2”, “Table 1R5 and Table 1-2”, “Table 1R6, Table 1-2, and Table 1-3” are deemed to refer to “Table 1R7, Table 1-2, and Table 1- 3R1”. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4”, “Table 1R5”, or “Table 1R6” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R7”, including without limitation, and for the avoidance of doubt, the following references to Table 1R4, Table 1R5, or Table 1R6 which are deemed to refer to only Table 1R7 (and not Table 1R7, Table 1-2, and Table 1-3R1):
4.2.1    References to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]”; and

PA 03735    SA-13, Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]

4.2.2    References to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
Also, the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.
4.3 Upon the execution of this SA-13, Boeing will, pursuant to Section 6.1 of the [****] Agreement, [****] to Customer the [****] for the [****] in the [****] of ([****]) as shown in the table below.

[****]
[****]	[****]
[****]	[****]
[****]	[****]

Intentionally Left Blank

PA 03735    SA-13, Page 3
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]

AGREED AND ACCEPTED this
November 17, 2020
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.
/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature
The Boeing Company	American Airlines, Inc.
Printed name	Printed name
Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735
SA-3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R7	Aircraft Information Table	13
1-2	Revised Delivery Aircraft Information Table	9
1-3R1	[****]Aircraft Delivery, Description, Price, and Advance Payments	13
EXHIBITS
AR1	Aircraft Configuration	6
A2	Revised Delivery Aircraft Configuration	9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R4	[****]	11
LA-1106651R2	[****]	11
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX Withdrawn~~	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2

PA 03735    TABLE OF CONTENTS, Page 1 of 2    SA-13
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]

TABLE OF CONTENTS, continued

LA-1106658	[****]
LA-1106659R2	[****]	10
LA-1106660	Spare Parts Initial Provisioning
LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[****]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]	5
LA-1603773	[****]	5
LA-1605402	[****]	6
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA 03735    TABLE OF CONTENTS, Page 2 of 2    SA-13
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]

Table 1R7 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust: CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****] [****]
Airframe Price:	$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:	$[****]
Sub-Total of Airframe and Features:	$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):	$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:	$[****]
Seller Purchased Equipment (SPE) Estimate:	$[****]
LIFT Seats Provided by Boeing (Estimate):	$[****]
Deposit per Aircraft:	$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2017	1	[****]	44459	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44463	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44465	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44446	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44447	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44451	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44448	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44449	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44455	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44450	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44452	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44453	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44454	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44456	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44457	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44458	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44460	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44461	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44462	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44464	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44466	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44467	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
SA-13
AAL-PA-03735 108567-1F.txt    Boeing Proprietary    Page 1
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]

Table 1R7 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

[****]-2019	1	[****]	44468	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44469	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44471	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44470	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44472	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44473	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44474	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44476	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44475	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44477	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44479	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44478	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44481	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44480	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44482	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44483	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44484	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44485	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		No	$[****]	$[****]	$[****]	$[****]	$[****]

Total         58
SA-13
AAL-PA-03735 108567-1F.txt    Boeing Proprietary    Page 2
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED.
|US-DOCS\121096267.1||

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
Table 1-3R1 To
Purchase Agreement No. PA-03735
737-8 [****] Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust: CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****] [****]
Airframe Price:	$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:	$[****]
Sub-Total of Airframe and Features:	$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):	$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:	$[****]
Seller Purchased Equipment (SPE) Estimate:	$[****]
LIFT Seats Provided by Boeing (Estimate):	$[****]
Deposit per Aircraft:	$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]

Total         2

SA-13
AAL-PA-03735 108567-1F.txt    Boeing Proprietary    Page 1
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICY DISCLOSED]